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                                                                   EXHIBIT 10.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to this Registration Statement of InterGlobal Waste Management, Inc. on Form 10-SB of our report dated March 26, 2001 (August 21, 2001 as to Note 18) (which report expresses an unqualified opinion and includes an explanatory paragraph related to InterGlobal Waste Management, Inc.'s ability to continue as a going concern), appearing in Part F/S, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP


Los Angeles, California
August 24, 2001